                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 99.1

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 15, 2003

I.   RECONCILIATION OF COLLECTION ACCOUNT:

       End of Period Collection Account Balance as of Prior Payment Date:                                    $  368,444.92
       Available Funds:
           Contract Payments due and received in this period                                                  1,550,322.20
           Contract Payments due in prior period(s) and received in this period                                  16,949.16
           Contract Payments received in this period for next period                                             74,753.02
           Sales, Use and Property Tax payments received                                                         16,173.47
           Prepayment Amounts related to early termination in this period                                         9,509.86
           Servicer Advance                                                                                     537,796.21
           Proceeds received from recoveries on previously Defaulted Contracts                                        0.00
           Transfer from Reserve Account                                                                      1,200,393.78
           Interest earned on Collection Account                                                                  2,717.24
           Interest earned on SPG Account                                                                            82.58
           Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
             Section 5.03                                                                                             0.00
           Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
             contract < Predecessor contract)                                                                         0.00
           Amounts paid under insurance policies                                                                      0.00
           Maintenance, Late Charges and any other amounts                                                       11,979.56

                                                                                                             -------------
       Total Available Funds                                                                                  3,789,122.00
       Less: Amounts to be Retained in Collection Account                                                       336,458.13
                                                                                                             -------------
       AMOUNT TO BE DISTRIBUTED                                                                               3,452,663.87
                                                                                                             =============

       DISTRIBUTION OF FUNDS:
           1.   To Trustee - Fees  (paid from Servicers Fees, see section X.)                                         0.00
           2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                       65,882.46
           3.   To Noteholders (For Servicer Report immediately following the Final Additional
                  Closing Date)
                     a) Class A1 Principal and Interest                                                               0.00
                     a) Class A2 Principal (distributed after A1 Note matures) and Interest                           0.00
                     a) Class A3 Principal (distributed after A2 Note matures) and Interest                           0.00
                     a) Class A4 Principal (distributed after A3 Note matures) and Interest                           0.00
                     a) Class A5 Principal (distributed after A4 Note matures) and Interest                   3,335,428.49
                     b) Class B Principal and Interest                                                            1,738.52
                     c) Class C Principal and Interest                                                            3,640.73
                     d) Class D Principal and Interest                                                            2,623.40
                     e) Class E Principal and Interest                                                            4,369.24

           4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                               0.00
           5.   To Issuer - Residual Principal and Interest and Reserve Account Distribution
                     a) Residual Interest (Provided no Restricting or Amortization Event in effect)                   0.00
                     b) Residual Principal (Provided no Restricting or Amortization Event in effect)                  0.00
                     c) Reserve Account Distribution (Provided no Restricting or Amortization Event
                         in effect)                                                                                   0.00
           6.   To Servicer, Tax, Maintenance, Late Charges and Bank interest earned and any other
                  amounts                                                                                        30,952.85
           7.   To Servicer, Servicing Fee and other Servicing Compensations                                      8,028.19
                                                                                                             -------------
       TOTAL FUNDS DISTRIBUTED                                                                                3,452,663.87
                                                                                                             =============

                                                                                                             -------------
       End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds
         (if any)}                                                                                              336,458.13
                                                                                                             =============
II.  RESERVE ACCOUNT

Beginning Balance                                                                                             1,197,151.24
           - Add Investment Earnings                                                                              3,242.54
           - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                           0.00
           - Less Distribution to Certificate Account                                                         1,200,393.78
                                                                                                              ------------
End of period balance                                                                                                 0.00
                                                                                                              ============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
                                                                                                              ------------
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                    2,511,821.93
                                                                                                              ============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 15, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                Pool A                                                                   16,437,814.38
                Pool B                                                                    2,407,639.44
                                                                                         -------------
                                                                                                             18,845,453.82
Class A Overdue Interest, if any                                                                  0.00
Class A Monthly Interest - Pool A                                                            90,271.00
Class A Monthly Interest - Pool B                                                            13,221.95

Class A Overdue Principal, if any                                                                 0.00
Class A Monthly Principal - Pool A                                                        2,617,399.48
Class A Monthly Principal - Pool B                                                          614,536.06
                                                                                         -------------
                                                                                                              3,231,935.54
Ending Principal Balance of the Class A Notes
                Pool A                                                                   13,820,414.90
                Pool B                                                                    1,793,103.38
                                                                                         -------------       -------------
                                                                                                             15,613,518.28
                                                                                                             =============

IV.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                Class A1                                                                          0.00
                Class A2                                                                          0.00
                Class A3                                                                          0.00
                Class A4                                                                          0.00
                Class A5                                                                 18,845,453.82
                                                                                         -------------

Class A Monthly Interest                                                                                     18,845,453.82
                Class A1 (Actual Number Days/360)                                                 0.00
                Class A2                                                                          0.00
                Class A3                                                                          0.00
                Class A4                                                                          0.00
                Class A5                                                                    103,492.95
                                                                                         -------------

Class A Monthly Principal
                Class A1                                                                          0.00
                Class A2                                                                          0.00
                Class A3                                                                          0.00
                Class A4                                                                          0.00
                Class A5                                                                  3,231,935.54
                                                                                         -------------
                                                                                                              3,231,935.54
Ending Principal Balance of the Class A Notes
                Class A1                                                                          0.00
                Class A2                                                                          0.00
                Class A3                                                                          0.00
                Class A4                                                                          0.00
                Class A5                                                                 15,613,518.28
                                                                                         -------------       -------------
                                                                                                             15,613,518.28
                                                                                                             =============
Class A5

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 15, 2003

V.   CLASS B NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class B Notes
                Pool A                                                                      280,370.25
                Pool B                                                                       41,080.93
                                                                                            ----------
                                                                                                                321,451.18
       Class B Overdue Interest, if any                                                           0.00
       Class B Monthly Interest - Pool A                                                      1,516.34
       Class B Monthly Interest - Pool B                                                        222.18

       Class B Overdue Principal, if any                                                          0.00
       Class B Monthly Principal - Pool A                                                         0.00
       Class B Monthly Principal - Pool B                                                         0.00
                                                                                            ----------
                                                                                                                      0.00
       Ending Principal Balance of the Class B Notes
                Pool A                                                                      280,370.25
                Pool B                                                                       41,080.93
                                                                                            ----------          ----------
                                                                                                                321,451.18
                                                                                                                ==========

VI.  CLASS C NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class C Notes
                Pool A                                                                      561,541.53
                Pool B                                                                       82,361.14
                                                                                            ----------
                                                                                                                643,902.67
       Class C Overdue Interest, if any                                                           0.00
       Class C Monthly Interest - Pool A                                                      3,175.05
       Class C Monthly Interest - Pool B                                                        465.68

       Class C Overdue Principal, if any                                                          0.00
       Class C Monthly Principal - Pool A                                                         0.00
       Class C Monthly Principal - Pool B                                                         0.00
                                                                                            ----------
                                                                                                                      0.00
       Ending Principal Balance of the Class C Notes
                Pool A                                                                      561,541.53
                Pool B                                                                       82,361.14
                                                                                            ----------          ----------
                                                                                                                643,902.67
                                                                                                                ==========

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 15, 2003

VII.   CLASS D NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class D Notes
                Pool A                                                                      373,827.20
                Pool B                                                                       54,774.52
                                                                                            ----------
                                                                                                                428,601.72
         Class D Overdue Interest, if any                                                         0.00
         Class D Monthly Interest - Pool A                                                    2,288.13
         Class D Monthly Interest - Pool B                                                      335.27

         Class D Overdue Principal, if any                                                        0.00
         Class D Monthly Principal - Pool A                                                       0.00
         Class D Monthly Principal - Pool B                                                       0.00
                                                                                            ----------
                                                                                                                      0.00
         Ending Principal Balance of the Class D Notes
                Pool A                                                                      373,827.20
                Pool B                                                                       54,774.52
                                                                                            ----------          ----------
                                                                                                                428,601.72
                                                                                                                ==========

VIII.  CLASS E NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class E Notes
                Pool A                                                                      468,885.45
                Pool B                                                                       68,866.72
                                                                                            ----------
                                                                                                                537,752.17
         Class E Overdue Interest, if any                                                         0.00
         Class E Monthly Interest - Pool A                                                    3,809.69
         Class E Monthly Interest - Pool B                                                      559.54

         Class E Overdue Principal, if any                                                        0.00
         Class E Monthly Principal - Pool A                                                       0.00
         Class E Monthly Principal - Pool B                                                       0.00
                                                                                            ----------
                                                                                                                      0.00
         Ending Principal Balance of the Class E Notes
                Pool A                                                                      468,885.45
                Pool B                                                                       68,866.72
                                                                                            ----------          ----------
                                                                                                                537,752.17
                                                                                                                ==========

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 15, 2003

IX.    ISSUERS RESIDUAL PRINCIPAL BALANCE

         Beginning Residual Principal Balance
                Pool A                                                                      696,650.66
                Pool B                                                                      108,762.07
                                                                                            ----------
                                                                                                                805,412.73

         Residual Interest - Pool A                                                               0.00
         Residual Interest - Pool B                                                               0.00

         Residual Principal - Pool A                                                              0.00
         Residual Principal - Pool B                                                              0.00                0.00

         Ending Residual Principal Balance
                Pool A                                                                      696,650.66
                                                                                                                ----------
                Pool B                                                                      108,762.07          805,412.73
                                                                                            ----------          ==========

X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                         8,028.19
         - Collection period Trustee Fee                                                                         (5,222.15)
         - Servicer Advances reimbursement                                                                       65,882.46
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                       30,952.85
                                                                                                                 ---------
         Total amounts due to Servicer                                                                           99,641.35
                                                                                                                 =========

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 15, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     beginning of the related Collection Period                                                                     18,677,100.00

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
     Collection Period                                                                                                       0.00

  Decline in Aggregate Discounted Contract Balance                                                                   1,701,489.90
                                                                                                                    -------------
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     ending of the related Collection Period                                                                        16,975,610.10
                                                                                                                    =============

  Components of Decline in Aggregate Discounted Contract Balance:
      - Principal portion of Contract Payments and Servicer Advances                             1,667,801.74

      - Principal portion of Prepayment Amounts                                                      9,509.86

      - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

      - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
             Contracts during the Collection Period                                                 24,178.30

      - Aggregate Discounted Contract Balance of Substitute Contracts added during
             Collection Period                                                                           0.00

      - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
             during Collection Period                                                                    0.00

                                                                                                 ------------
                                 Total Decline in Aggregate Discounted Contract Balance          1,701,489.90
                                                                                                 ============

  POOL B

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     beginning of the related Collection Period                                                                      2,731,396.45

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
     Collection Period                                                                                                       0.00

  Decline in Aggregate Discounted Contract Balance                                                                     399,490.76

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     ending of the related Collection Period                                                                         2,331,905.69

  Components of Decline in Aggregate Discounted Contract Balance:
      - Principal portion of Contract Payments and Servicer Advances                               399,490.76

      - Principal portion of Prepayment Amounts                                                          0.00

      - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

      - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
             Contracts during the Collection Period                                                      0.00

      - Aggregate Discounted Contract Balance of Substitute Contracts added during
             Collection Period                                                                           0.00

      - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
             during Collection Period                                                                    0.00

                                                                                                 ------------
                                 Total Decline in Aggregate Discounted Contract Balance            399,490.76
                                                                                                 ============

                                                                                                                    -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   19,307,515.79
                                                                                                                    =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 15, 2003

XII.   CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

      POOL A
                                Discounted                                                 Discounted
      Lease #                  Present Value                         Lease #              Present Value
--------------------------------------------                    ------------------    --------------------
#* 1229-106 (11/03)            $1,278,645.06
#* 2116-001 (12/03)            $   24,178.30

                                                                ------------------
                                                   Totals:      $     1,302,823.36

     POOL B
                                Discounted                                                  Discounted
     Lease #                   Present Value                           Lease #             Present Value
--------------------------------------------                    ------------------    --------------------
#* 863-506 (08/03)             $    4,527.63                                          $               0.00

                                                                ------------------
                                                   Totals:      $         4,527.63

a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS                        $  1,307,350.99
b) ADCB AT CLOSING DATE                                                            251,182,193.26
c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                              0.52%

* ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A NONRECOVERABLE ADVANCE

# NONRECOVERABLE

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 15, 2003

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A
                                                                                          PREDECESSOR
                                               DISCOUNTED         PREDECESSOR              DISCOUNTED
 LEASE #           LESSEE NAME                PRESENT VALUE         LEASE #               PRESENT VALUE
-------------------------------               -------------       -----------            --------------
2199-001                                      1,112,975.58          1881-001             2,435,321.88
1231-041                                        953,502.31
1560-013                                        342,866.78
                      Cash                       25,977.21
3323-002                                        932,975.98          912-501                492,124.09
3330-002                                        784,394.56          917-501                536,814.08
                                                                    917-502                578,192.91
                                                                    920-501                 35,076.58
                                                                    1912-001                34,364.63
                                              ------------                               ------------
                                 Totals:      4,152,692.42                               4,111,894.17

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                 4,111,894.17
b) ADCB OF POOL A AT CLOSING DATE                                                      201,135,070.09
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                 2.04%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                0.00
b)  Total discounted Contract Balance of Substitute Receivables                 0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                             0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD       YES              NO   X
                                                                                ___               ___


 POOL B

                                                                                          PREDECESSOR
                                               DISCOUNTED         PREDECESSOR              DISCOUNTED
LEASE #             LESSEE NAME               PRESENT VALUE         LEASE #               PRESENT VALUE
---------------------------------           ----------------                              -------------
                       NONE

                                            ----------------                              -------------
                                   Totals:              0.00                                       0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                           0.00
b) ADCB OF POOL B AT CLOSING DATE                                                         50,047,123.17
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                     0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                      0.00
b)  Total discounted Contract Balance of Substitute Receivables                       0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                                    0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD       YES              NO   X
                                                                                ___               ___


                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 15, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                                          Predecessor
                                               Discounted         Predecessor             Discounted
Lease #             Lessee Name              Present Value          Lease #              Present Value
--------------------------------             -------------      ---------------          -------------
408-502                                        495,646.95           277-103              2,561,363.27
1042-501                                     1,631,421.93          1513-002                953,250.10
2375-001                                     1,286,730.05          1725-002                588,254.35
1097-506                                       675,567.93
                       CASH                     13,500.87
2545-002                                       964,543.83          2205-001              3,763,600.22
2907-001                                       472,557.70
2000667-2                                      190,558.39
2004051-2                                      695,143.77
2004051-3                                      993,964.93
2004887-1                                      212,022.60
2005804-1                                      236,366.53

                                             ------------                                ------------
                                 Totals:     7,868,025.48                                7,866,467.94

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                          7,866,467.94
b) ADCB OF POOL A AT CLOSING DATE                                                      201,135,070.09
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                 3.91%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables           0.00
b)  Total discounted Contract Balance of Substitute Receivables            0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                       0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD       YES            NO   X
                                                                                 ___            ___

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                          Predecessor
                                              Discounted          Predecessor             Discounted
Lease #            Lessee Name               Present Value          Lease #              Present Value
------------------------------               -------------        -----------           ---------------
1528-003                                       642,004.10           960-501                82,012.38
2826-003                                       205,317.69           960-502                28,390.17
2906-001                                       496,511.61          1043-501               641,289.38
                       Cash                      3,932.26          1043-502               596,073.73

                                             ------------                              -------------
                                 Totals:     1,347,765.66                               1,347,765.66

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                            1,347,765.66
b) ADCB OF POOL B AT CLOSING DATE                                                      50,047,123.17
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                2.69%

 ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS) THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.
*

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables               0.00
b)  Total discounted Contract Balance of Substitute Receivables                0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                             0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD       YES             NO   X
                                                                                 ___             ___

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 15, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1.          AGGREGATE DISCOUNTED CONTRACT BALANCE

        CONTRACTS DELINQUENT > 90 DAYS                                 TOTAL OUTSTANDING CONTRACTS
This Month                               3,117,542.98          This Month                       19,307,515.79
1 Month Prior                            2,197,788.64          1 Month Prior                    21,408,496.45
2 Months Prior                           1,315,344.21          2 Months Prior                   24,870,208.80

Total                                    6,630,675.83          Total                            65,586,221.04

a) 3 MONTH AVERAGE                       2,210,225.28          b) 3 MONTH AVERAGE               21,862,073.68

c) a/b                                          10.11%

2.  Does a Delinquency Condition Exist (1c > 6%)?
                                                                                        Yes  X      No
                                                                                            ___       ___
3.  Restricting Event Check

    A. A Delinquency Condition exists for current period?                               Yes  X      No
                                                                                            ___       ___
    B. An Indenture Event of Default has occurred and is then continuing?               Yes         No
                                                                                            ___       ___
4.  Has a Servicer Event of Default occurred?                                           Yes         No
                                                                                            ___       ___
5.  Amortization Event Check

    A. Is 1c > 8% ?                                                                     Yes  X      No
                                                                                            ___       ___
    B. Bankruptcy, insolvency, reorganization;
       default/violation of any covenant or obligation
       not remedied within 90 days?                                                     Yes         No
                                                                                            ___       ___
    C. As of any Determination date, the sum of all defaulted
       contracts since the Closing date
       exceeds 6% of the ADCB on the Closing Date?                                      Yes         No  X
                                                                                            ___       ___

6.  Aggregate Discounted Contract Balance at Closing Date               Balance                251,182,193.26

Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:

                                                                          TOTAL        % OF TOTAL
                                                A.D.C.B.                 A.D.C.B.        A.D.C.B.
                                             ------------             -------------    -----------
30 Days Overdue                              2,294,663.85             19,307,515.79       11.885%
60 Days Overdue                                393,084.73             19,307,515.79        2.036%
90 Days Overdue                              1,125,938.86             19,307,515.79        5.832%
120 Days Overdue                             1,991,604.12             19,307,515.79       10.315%
150 Days Overdue                                     0.00             19,307,515.79        0.000%
180 Days Overdue                                     0.00             19,307,515.79        0.000%